                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

       New York                              0-21324           06-1344888
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       (State or other jurisdiction        (Commission       (IRS Employer
       of incorporation)                   File Number)      Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
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(c)         Exhibits

            Exhibit No.        Exhibits
            -----------        --------

            99.1               Press release of NYFIX, Inc. dated July 24, 2003.

Item 9.     Provided Under Item 12: Results of Operations and Financial Conditions.
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            On July 24, 2003,  NYFIX,  Inc. (the  "Company")  announced  updated guidance for second  quarter 2003.  The text of the press release  issued by the
Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NYFIX, INC.

                                       By: /s/ Mark R. Hahn
                                           -------------------------------------
                                           Mark R. Hahn
                                           Chief Financial Officer
July 24, 2003